      Exhibit 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of T-NETIX, Inc. on Form 10-Q for the period ended March 31, 2003, as filed with the Securities and Exchange Commission, I, Richard E. Cree, Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to the Sarbanes-Oxley Act of 2002, that:

1.	The Quarterly Report fully complies with the requirements of Section 13(a) of the Securities and Exchange Act of 1934; and

2.	The information contained in this Quarterly Report fairly presents, in all material respects, the financial condition and results of operation of T-NETIX, Inc.

May 13, 2003	/s/	Richard E. Cree

Richard E. Cree
Chief Executive Officer